EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------           Reporting Period: 12/19/00 to 1/31/01
        Debtor

                       INITIAL MONTHLY OPERATING REPORT
        File report and attachments with Court and submit copy to United
              States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustee as party to be notified in the event of policy cancellation.

Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession".

Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

--------------------------------------------------------------------------------------------------------------------
                              REQUIRED DOCUMENT                  Document Attached      Explanation Attached
--------------------------------------------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)                                X
--------------------------------------------------------------------------------------------------------------------
Certificates of Insurance                                                X
--------------------------------------------------------------------------------------------------------------------
Workers Compensation                                                     X
--------------------------------------------------------------------------------------------------------------------
Property                                                                 X
--------------------------------------------------------------------------------------------------------------------
General Liability                                                        X
--------------------------------------------------------------------------------------------------------------------
Vehicle                                                                  X
--------------------------------------------------------------------------------------------------------------------
Other:                                                                   X
--------------------------------------------------------------------------------------------------------------------

Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------------------------------------------
Lockbox Account (under terms of Line of Credit)                          X                        X
--------------------------------------------------------------------------------------------------------------------
General Operating Account                                                X                        X
--------------------------------------------------------------------------------------------------------------------
Payroll                                                                  X                        X
--------------------------------------------------------------------------------------------------------------------
Canadian Payroll (in Canadian$)                                          X                        X
--------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


--------------------------------------    ----------------------------------
Signature of Debtor                        Date



--------------------------------------    ----------------------------------
Signature of Joint Debtor                  Date


/s/ Anthony R. Drury                                March 9, 2001
--------------------------------------    ----------------------------------
Signature of Authorized Individual*        Date


Anthony R. Drury                             Sr. Vice President, Finance
--------------------------------------    ----------------------------------
Printed Name of Authorized Individual      Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                         FORM 1R
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Cash Flow                 Week     Week      Week       Week     Week      Week      Week      Week      Week   5 weeks
IN THOUSANDS                          Ending   Ending    Ending     Ending   Ending    Ending    Ending    Ending    Ending   Ending
                                      ACTUAL   ACTUAL    ACTUAL     ACTUAL    FCST      FCST      FCST      FCST      FCST     FCST
                                      7-Jan    14-Jan    21-Jan     28-Jan    4-Feb    11-Feb    18-Feb    25-Feb    4-Mar     4-Mar
Revenue
  Sales                                 422      185      1,154       413      375     1,404     1,109       773     1,011    4,672

--------------------------------------------------------------------------------------------------------------------------- --------
TOTAL COMPANY SALES                     422      185      1,154       413      375     1,404     1,109       773     1,011    4,672
--------------------------------------------------------------------------------------------------------------------------- --------

Cost Of Sales

  Materials                               8       55        289       212      347       615       354       427       368    2,111

  Labor - direct                         72       27         87                 85                  82                  81      248

--------------------------------------------------------------------------------------------------------------------------- --------
Total Cost Of Sales                      80       82        375       212      432       615       436       427       449    2,359
Gross Profit                            341      103        779       201      (57)      789       673       346       562    2,313
--------------------------------------------------------------------------------------------------------------------------- --------
                                        81%      56%        67%       49%     -15%       56%       61%       45%       56%      50%
Occupancy Expenses
  Rents                                                                69                           70                           70
  Repairs & Maintenance                                       3                  2         1         2         1         2        8
  Utilities                                        2         25                 19        46        12         1        21       99
--------------------------------------------------------------------------------------------------------------------------- --------
Total Occupancy Expense                            2         28        69       21        47        84         2        23      177
--------------------------------------------------------------------------------------------------------------------------- --------
  No. of Employees                      195      195        171       171      170       141       141       134       134      134
General & Administrative Exp.
  Salaries                              170       67        212         3      197         7       198        15       182      599
  Severance                                                  15                 17                                               17
  Fringe Benefits/Payroll Taxes          15       57         57         0      136         4        40                 100      280
  Advertising                                                                    1         2         5         2         2       12
  Bank Charges                                     6                             1                   1                   1        3
  Payroll Services                        0        0          1         1        1                   1                   1        3
  Mirae Living Expenses
  Dues and Subs
  Freight
  Insurance (business)                                       33                 41        28        28        28        33      158
  Maintenance (equipment)                                                        2         1         1         1         1        6
  Travel & Meals                         35        1         15        37       20        18        18        18        17       91
  Occupancy Expense                               11          0                  3         2        11         2         3       21
  Office Supplies, Postage                0        0          0         0        3         3         3         3         3       15
  Professional Services                                       0                  5         5         5         5         5       25
  R&D Materials                                                                  2         5         3         1         2       13
  Temp Help
  Test Lab-Material                                                              0                                                0
  Trade shows                            23       19                                      12                  19                 31
  Symix software Licence & m'tce                                                          13                                     13
  Miscellaneous
  Sales and Franchise Taxes                                             0       30        19                   4        12       65
  QEL Requirements                                                             175        50        75        75        75      450
  Commissions                                                          74                                    175                175
--------------------------------------------------------------------------------------------------------------------------- --------
Total General & Administrative          243      160        333       115      634       169       389       348       437    1,977
--------------------------------------------------------------------------------------------------------------------------- --------

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Cash Flow                 Week     Week      Week       Week     Week      Week      Week      Week      Week   5 weeks
IN THOUSANDS                          Ending   Ending    Ending     Ending   Ending    Ending    Ending    Ending    Ending   Ending
                                      ACTUAL   ACTUAL    ACTUAL     ACTUAL    FCST      FCST      FCST      FCST      FCST     FCST
                                      7-Jan    14-Jan    21-Jan     28-Jan    4-Feb    11-Feb    18-Feb    25-Feb    4-Mar     4-Mar
--------------------------------------------------------------------------------------------------------------------------- --------
Total O, G & A Dollars                  243      162        361       185      655       216       473       350       460    2,154
--------------------------------------------------------------------------------------------------------------------------- --------
Other Cash Requirements
  Old Accounts Payable
  Payroll Contra
  Old Vendor Settlements
  Capital Lease Payments                                                                  10                                     10
  Restructuring costs/ADVISOR                     50
  US Trustee                                                            4
  Interest Expense $                               4                             4                                       4        8
  Congress Repayments                   330      308      1,090     1,508    1,216       418       331       371     1,802    4,138
  FUNB Repayments                                155
  Payroll funding
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH USED                         653      761      1,826     1,909    2,307     1,259     1,240     1,148     2,715    8,669
------------------------------------------------------------------------------------------------------------------------------------

CASH RECEIPTS
Pre-Petition Accounts Receivable        293      263      1,133       796       60        90        39         2        16      207
Post Petition Accounts Receivable         0      326         53       437    1,156       328       292       369     1,786    3,931
Other Cash                                2       46          3
Congress Advances                       400      150        500       485    1,091       841       909       777       913    4,531
--------------------------------------------------------------------------------------------------------------------------- --------
TOTAL CASH GENERATED                    695      785      1,689     1,719    2,307     1,259     1,240     1,148     2,715    8,669
--------------------------------------------------------------------------------------------------------------------------- --------
CASH  +  OR -  PERIOD                    76     (257)      (236)       84
CASH PRIOR PERIOD                       499      575        319        82       82        82        82        82        82       82
Cash Period to Date                     575      319         82       167       82        82        82        82        82       82

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Cash Flow                 Week     Week      Week       Week     Week      Week      Week      Week      Week   5 weeks
IN THOUSANDS                          Ending   Ending    Ending     Ending   Ending    Ending    Ending    Ending    Ending   Ending
                                      ACTUAL   ACTUAL    ACTUAL     ACTUAL    FCST      FCST      FCST      FCST      FCST     FCST
                                      7-Jan    14-Jan    21-Jan     28-Jan    4-Feb    11-Feb    18-Feb    25-Feb    4-Mar     4-Mar
Bank Line Roll forward
Congress Line Beginning               4,974    5,044      4,886     4,296    3,273     3,148     3,571     4,149     4,555    3,273
  Add Borrowings                        400      150        500       485    1,091       841       909       777       913    4,531
  Deduct Paydowns                      (330)    (308)    (1,090)   (1,508)  (1,216)     (418)     (331)     (371)   (1,802)  (4,138)
Congress Line Ending                  5,044    4,886      4,296     3,273    3,148     3,571     4,149     4,555     3,666    3,666
Average balance

A/R Roll forward
Beginning Gross A/R                   3,956    4,085      3,681     3,649    2,828     1,987     2,973     3,751     4,153    2,828
Beginning Net A/R                     3,956    4,085      3,681     3,649    2,828     1,987     2,973     3,751     4,153    2,828
  Add Revenue                           422      185      1,154       413      375     1,404     1,109       773     1,011    4,672
  Deduct Collections                   (293)    (589)    (1,185)   (1,234)  (1,216)     (418)     (331)     (371)   (1,802)  (4,138)
Ending Net A/R                        4,085    3,681      3,649     2,828    1,987     2,973     3,751     4,153     3,362    3,362
Estimated Collections @

A/P Roll forward
Beginning A/P                        10,107   10,199     10,358    10,358   10,499    10,519    10,468    10,445    10,460   10,499
  Purchases and COD                     424      869                1,763      633       794       574       707       571    3,279
  Deduct Payments                      (332)    (710)              (1,622)    (613)     (845)     (597)     (692)     (571)  (3,318)
Ending A/P                           10,199   10,358     10,358    10,499   10,519    10,468    10,445    10,460    10,460   10,460
Misc Accruals                                      0          0                  0         0         0         0         0

Accrued Professional Fees                                              25       25        25        25                           75

Inventory Analysis
Beginning Inventory                  13,891   13,898     13,972    13,320   13,342    13,573    13,138    12,756    12,733   13,342
  Add Inv. COD Purchases                164      107                  316      372       608       406       479       417    2,282
  Deduct Inventory Sales                157       33                  294      141     1,043       788       502       723    3,197
Ending Inventory                     13,898   13,972     13,972    13,342   13,573    13,138    12,756    12,733    12,427   12,427



Collateral Analysis QSC and QEL
  A/R gross                           8,147    8,295      8,094     7,667    6,826     7,812     8,590     8,992     8,201    6,826
    Less Ineligibles                 (5,097)  (5,307)    (5,576)   (5,813)  (5,774)   (5,767)   (5,727)   (5,727)   (5,727)  (4,352)
  Eligible A/R                        3,051    2,988      2,518     1,854    1,052     2,045     2,863     3,265     2,474    2,474
   A/R Borrowing base 75%             2,288    2,241      1,889     1,390      789     1,534     2,147     2,449     1,856    1,856

  FG Inventory
  Gross Inventory                    11,430   11,365     10,779    10,797   11,028    10,593    10,211    10,188     9,882   11,028
  Ineligible Inventory               (3,627)  (3,456)    (3,463)   (3,580)  (3,529)   (3,390)   (3,268)   (3,260)   (3,162)  (4,308)
  Eligible FG                         7,802    7,909      7,316     7,217    7,499     7,203     6,943     6,928     6,720    6,720
  FG Borrowing base 50%               3,901    3,955      3,658     3,608    3,750     3,602     3,472     3,464     3,360    3,360

  Other eligible Inventory            7,152    6,749      7,049     7,060    7,168     6,885     6,637     6,622     6,423    7,168
  Other Ineligible Inventory         (5,368)  (4,606)    (5,076)   (5,058)  (4,946)   (4,751)   (4,580)   (4,569)   (4,432)  (5,177)
  Other eligible Inventory
    borrowing                         1,784    2,144      1,973     2,001    2,222     2,134     2,058     2,053     1,991    1,991
  Other eligible Inventory
    borrowing base 35%                  624      750        691       700      778       747       720       719       697      697

Total available borrowing base        6,813    6,946      6,237     5,699    5,316     5,882     6,339     6,631     5,912    5,912
L/C                                     (39)     (39)       (39)      (39)
Congress Loan Balance                (4,841)  (4,886)    (4,296)   (3,273)  (3,148)   (3,571)   (4,149)   (4,555)   (3,666)  (3,666)
Less special reserve                   (500)    (500)      (500)     (500)    (500)     (500)     (500)     (500)     (500)    (500)
Less CARVE OUT                                                       (175)    (200)     (225)     (250)     (250)     (250)    (250)
Less out of balance @ Congress
IN (Out) of formula                   1,434    1,521      1,402     1,712    1,468     1,586     1,440     1,326     1,496    1,496

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------           Reporting Period: 12/19/00 to 1/31/01
        Debtor
                           MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in this case

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Document         Explanation
REQUIRED DOCUMENTS                                                            Form No.                 Attached           Attached
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                    MOR-1                      X
------------------------------------------------------------------------------------------------------------------------------------
Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CONT)               X                   X
------------------------------------------------------------------------------------------------------------------------------------
Copies of bank statements                                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
Cash disbursement journals                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                        MOR-2                      X
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                  MOR-3                      X
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                   MOR-4                      X
------------------------------------------------------------------------------------------------------------------------------------
Copies of IRS Form 6123 or payment receipt                                                                X
------------------------------------------------------------------------------------------------------------------------------------
Copies of tax returns filed during reporting period                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                           MOR-4                      X
------------------------------------------------------------------------------------------------------------------------------------
Listing of aged accounts payable                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                   MOR-5                      X
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                           MOR-5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------        -----------------------------------
Signature of Debtor                           Date



-------------------------------------        -----------------------------------
Signature of Joint Debtor                     Date


/s/ Anthony R. Drury                            March 9, 2001
-------------------------------------        -----------------------------------
Signature of Authorized Individual*           Date


Anthony R. Drury                              Sr. Vice President, Finance
-------------------------------------        -----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------              Reporting Period: 12/18/00-1/31/01
        Debtor

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE FILING
                                                  BANK ACCOUNTS                            CURRENT MONTH            TO DATE
------------------------------------------------------------------------------------------------------------------------------------
                                   OPER        PAYROLL    Canada P/R     Lockbox      ACTUAL     PROJECTED     ACTUAL     PROJECTED
------------------------------------------------------------------------------------------------------------------------------------
Cash Beginning of Month           161,799      425,236      6,675        384,051      977,761      977,761     977,761      977,761
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
Cash Sales
Accounts Receivable                                                    4,321,649    4,321,649    1,297,000   4,321,649    1,297,000
Loans and Advances              2,035,000                                           2,035,000    1,096,000   2,035,000    1,096,000
Sale of Assets
Other (Attach List)                46,000                                  5,000       51,000            -      51,000            -
Transfers (From DIP Accts)                     500,000      7,256                     507,256            -     507,256            -
                                                                                            -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                  2,081,000      500,000      7,256      4,326,649    6,914,905    2,393,000   6,914,905    2,393,000
------------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                       461,549      665,646      8,805                   1,136,000    1,077,000   1,136,000    1,077,000
Payroll Taxes                     104,552      118,448                                223,000      174,000     223,000      174,000
Sales, Use & Other Taxes                -                                                   -        1,000           -        1,000
Inventory Purchases               575,000                                             575,000      812,000     575,000      812,000
Secured Rental/Leases              69,000                                              69,000       77,000      69,000       77,000
Insurance                          33,000                                              33,000       66,000      33,000       66,000
Administrative                     47,502        1,498                                 49,000      253,000      49,000      253,000
Selling                           205,000                                             205,000      234,000     205,000      234,000
Other (Attach List)               159,000                              4,593,000    4,752,000    2,376,000   4,752,000    2,376,000

Owner Draw*
Transfers (To DIP Accts)          507,256                                             507,256            -     507,256            -

Professional Fees                  50,000                                              50,000       50,000      50,000       50,000
U.S. Trustee Quarterly Fees         4,000                                               4,000        4,000       4,000        4,000
Court Costs
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS             2,215,859      785,592      8,805      4,593,000    7,603,256    5,124,000   7,603,256    5,124,000
------------------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                    (134,859)    (285,592)    (1,549)      (266,351)    (688,351)  (2,731,000)   (688,351)  (2,731,000)
------------------------------------------------------------------------------------------------------------------------------------

CASH - END OF MONTH                26,940      139,644      5,126        117,700      289,410   (1,753,239)    289,410   (1,753,239)
------------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

               THE FOLLOWING SECTION MUST BE COMPLETED
------------------------------------------------------------------------------
Disbursements for calculating U.S. Trustee Quarterly Fees
  (From Current Month Actual Column)
------------------------------------------------------------------------------
Total Disbursements                                                 7,603,256
------------------------------------------------------------------------------
Less: Transfers to Debtor in Possession Accounts                     (507,256)
------------------------------------------------------------------------------
Plus: Estate Disbursements made by outside sources
  (I.e. from escrow account)                                                -
------------------------------------------------------------------------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees     7,096,000
------------------------------------------------------------------------------

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation
Schedule MOR 1
                                           Actual         Projected
Explanation of Other Income
---------------------------

Void Prepetition Checks                         46,000                0
Rental of Parking lot                            1,000                0
Misc COBRA pmts/refunds                          4,000                0

                                     -----------------------------------
   Total                                        51,000                0
                                     ===================================

Explanation of Other Disbursements
----------------------------------

Congress Repayments                          4,593,000        2,115,000
First Union Loan Repayments                    155,000          155,000
Interest Expense                                 4,000            4,000
Commissions                                          0           74,000
Engineering                                          0            3,000
QEL Requirements                                     0           25,000

                                     -----------------------------------
   Total                                     4,752,000        2,376,000
                                     ===================================

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 12/18/00-1/31/011
          Debtor

                                STATEMENT OF OPERATIONS
                                  (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                       Cumulative Filing
REVENUES                                                                                Month               to Date
------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                      $  4,833,566         $  4,833,566
Less: Returns and Allowances                                                                   -                    -
------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                         $  4,833,566         $  4,833,566
------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
Beginning Inventory                                                                   15,046,970           15,046,970
Add: Purchases                                                                           778,622              778,622
Add: Cost of Labor                                                                        72,400               72,400
Add: Other Costs (attach schedule)                                                       652,048              652,048
Less: Ending Inventory                                                                13,153,543           13,153,543
Cost of Goods Sold                                                                     3,396,497            3,396,497
------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                           1,437,069            1,437,069
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Advertising                                                                                6,410                6,410
Auto and Truck Expense                                                                         -                    -
Bad Debts                                                                                      -                    -
Contributions                                                                                  -                    -
Employee Benefit Programs                                                                  4,224                4,224
Insider Compensation*                                                                          -                    -
Insurance                                                                                 33,975               33,975
Management Fees/Bonuses                                                                        -                    -
Office Expense                                                                            13,049               13,049
Pension & Profit-Sharing Plans                                                                 -                    -
Repairs and Maintenance                                                                    6,936                6,936
Rent and Lease Expense                                                                    99,772               99,772
Salaries/Commissions/Fees                                                                975,087              975,087
Supplies                                                                                 (14,568)             (14,568)
Taxes - Payroll                                                                          113,675              113,675
Taxes - Real Estate                                                                        4,213                4,213
Taxes - Other                                                                            (24,988)             (24,988)
Travel and Entertainment                                                                  97,443               97,443
Utilities                                                                                 48,281               48,281
Other (attach schedule)                                                                   68,386               68,386
Total Operating Expenses Before Depreciation                                           1,431,895            1,431,895
Depreciation/Depletion/Amortization                                                       56,370               56,370
Net Profit (Loss) Before Other Income & Expenses                                         (51,196)             (51,196)
------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                                           -
Other Income (attach schedule)                                                                                      -
Interest Expense                                                                          72,479               72,479
Other Expense (attach schedule)                                                                                     -
Net Profit (Loss) Before Reorganization Items                                           (123,675)            (123,675)
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                                -
Professional Fees                                                                         50,000               50,000
U.S. Trustee Quarterly Fees                                                                4,000                4,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                                        -
Gain (Loss) from Sale of Equipment                                                                                  -
Other Reorganization Expenses (attach schedule)                                                                     -
Total Reorganization Expenses                                                             54,000               54,000
Income Taxes                                                                                                        -
Net Profit (Loss)                                                                       (177,675)            (177,675)
------------------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 12/18/00-1/31/011
          Debtor

                 STATEMENT OF OPERATIONS - continuation sheet
--------------------------------------------------------------------------------
                                                  Cumulative Filing
BREAKDOWN OF OTHER CATEGORY             Month          to Date
Other Costs
Overhead Absorption                   262,000           MOR-2A
Service Labor Costs                    95,357           95,357
Warranty Costs                         88,207           88,207
Inventory Reserves                    206,484          206,484
--------------------------------------------------------------------------------

  Total                               652,048          652,048
--------------------------------------------------------------------------------

Other Operational Expenses
Freight                                15,072           15,072
Bank Charges & LOC Fees                58,427           58,427
Professional Fees                      (5,133)          (5,133)
--------------------------------------------------------------------------------
  Total                                68,366           68,366
--------------------------------------------------------------------------------

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------              Reporting Period: 12/18/00-1/31/01
        Debtor

                                BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.


                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
                ASSETS                                                          MONTH               DATE
-------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               145,892             161,799
Restricted Cash and Cash Equivalents (see continuation sheet)                   284,897             815,962
Accounts Receivable (Net)                                                     2,086,818           3,130,385
Notes Receivable                                                                      -                   -
Inventories                                                                  13,153,543          15,046,970
Prepaid Expenses                                                                360,490             433,952
Professional Retainers                                                                -                   -
Other Current Assets (attach schedule)                                          388,940            (325,421)
-------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         16,420,580          19,263,647
-------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                  276,575             276,575
Machinery and Equipment                                                       2,124,028           2,124,028
Furniture, Fixtures and Office Equipment                                      3,210,503           3,210,503
Leasehold Improvements                                                          330,078             330,078
Vehicles                                                                         30,594              30,594
Less Accumulated Depreciation                                                 4,419,638           4,324,223
-------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    1,552,140           1,647,555
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS
Loans to Insiders*                                                                   -
Other Assets (attach schedule)                                                1,053,734           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            1,053,734           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 19,026,454          21,965,625
=============================================================================================================

                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
            LIABILITIES AND OWNER EQUITY                                        MONTH               DATE
-------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                264,424           8,246,757
Taxes Payable (refer to FORM MOR-4)                                             360,963             370,167
Wages Payable                                                                   371,690             671,333
Notes Payable                                                                         -                   -
Rent/Leases - Building/Equipment                                                212,870             220,133
Secured Debt / Adequate Protection Payments                                   3,266,520           6,317,257
Professional Fees                                                                     -                   -
Amounts Due to Insiders*                                                              -                   -
Other Postpetition Liabilities (attach schedule)                              2,945,977           3,861,109
-------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                7,422,444          19,686,756
-------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                                   185,481                   -
Unsecured Debt                                                                9,317,335                   -
TOTAL PRE-PETITION LIABILITIES                                                9,502,816                   -
-------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                            16,925,260          19,686,756
-------------------------------------------------------------------------------------------------------------
OWNER EQUITY
Capital Stock                                                                   135,531             135,531
Additional Paid-In Capital                                                   24,733,708          24,733,708
Partners' Capital Account                                                             -                   -
Owner's Equity Account                                                                -                   -
Retained Earnings - Pre-Petition                                            (22,590,370)        (22,590,370)
Retained Earnings - Postpetition                                               (177,675)                  -
Adjustments to Owner Equity (attach schedule)                                         -                   -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                  -                   -
-------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              2,101,194           2,278,869
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                          19,026,454          21,965,625
-------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                          Reporting Period: 12/18/00-1/31/01
        Debtor

                      BALANCE SHEET - continuation sheet

                                                              BOOK VALUE
                                                               AT END OF          BOOK VALUE
                                                                CURRENT               ON
                                                               REPORTING           PETITION
                ASSETS                                           MONTH               DATE
----------------------------------------------------------------------------------------------
Other Current Assets
Accts Rec - Misc                                                226,061                 537
Temp. Empl Advances                                              23,118              43,891
Permanent Advances                                                  921                 921
Deposits                                                        405,165              40,437
Interco - Current                                              (266,325)           (411,207)

Other Assets
Acquisition Costs - QEL                                           7,984               8,598
Patent Costs                                                      1,902               1,977
Invest - BIMARK/QFSC                                          4,026,831           4,026,831
Invest - QEL                                                  2,500,000           2,500,000
Interco - Long Term                                         (10,145,262)        (10,145,262)
Invest - SMTECH                                               4,662,279           4,662,279

                                                             BOOK VALUE
                                                               AT END OF          BOOK VALUE
                                                                CURRENT               ON
                                                               REPORTING           PETITION
            LIABILITIES AND OWNER EQUITY                         MONTH               DATE
----------------------------------------------------------------------------------------------
Other Postpetition Liabilities
Deferred Revenue                                              1,154,753           1,151,531
Customer Deposits                                               266,702             416,644
Accrued Expenses                                              1,022,752           1,872,647
Commission Payable                                              501,770             420,287

Liabilities Subj. Compr



Postpetition Contributions (Distributions) (Draws)


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------              Reporting Period: 12/18/00-1/31/01
        Debtor

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                    Amount
                                                      Beginning   Withheld or    Amount                       Check No.  Ending Tax
                                                   Tax Liability    Accrued       Paid         Date Paid       or EFT    Liability
------------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                               -          137,615      137,615   12/22,1/5,1/19     ADP EFT            -
FICA-Employee                                             -           71,912       71,912   12/22,1/5,1/19     ADP EFT            -
FICA-Employer                                             -           71,912       71,912   12/22,1/5,1/19     ADP EFT            -
Unemployment                                              -            4,902        4,902   12/22,1/5,1/19     ADP EFT            -
Income                                                    -                -                                                      -
Other:  Tax Accounting Accrual Only
   from prior years                                       -          352,702            -                                   352,702
Total Federal Taxes                                       -          639,043      286,341          -              -         352,702
State and Local
Withholding                                               -           39,416       39,416   12/22,1/5,1/19     ADP EFT            -
Sales                                                     -           37,852       29,591       1/30/01      Calif EFT        8,261
Excise                                                    -                                                                       -
Unemployment                                              -           36,314       36,314   12/22,1/5,1/19     ADP EFT            -
Real Property                                             -                                                                       -
Other:                                                    -                                                                       -
Total State and Local                                     -          113,582      105,321          -              -           8,261
Total Taxes                                               -          752,625      391,662          -              -         360,963




             SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----
Accounts Payable                                   195,605       68,819                                               264,424
Wages Payable                                      371,690                                                            371,690
Taxes Payable                                        8,261                                             352,702        360,963
Rent/Leases-Building                                     -                                                                  -
Rent/Leases-Equipment                              212,870                                                            212,870
Secured Debt/Adequate Protection Payments        3,266,520                                                          3,266,520
Professional Fees                                        -                                                                  -
Amounts due to Insiders*                                                                                                    -
Other:                                                                                                                      -
Other:                                                                                                                      -
-----------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                         4,054,946       68,819           -             -      352,702      4,476,467
=============================================================================================================================

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------              Reporting Period: 12/18/00-1/31/01
        Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                         Amount
Total Accounts Receivable at the beginning of the reporting period        3,130,385
+ Amounts billed during the period                                        4,502,012
- Amounts collected during the period                                     5,545,579
Total Accounts Receivable at the end of the reporting period              2,086,818


Accounts Receivable Aging
0 - 30 days old                                                           1,490,032
31 - 60 days old                                                            733,689
61 - 90 days old                                                             11,644
91+ days old                                                                 19,453
Total Accounts Receivable                                                 2,254,818
Amount considered uncollectible (Bad Debt)                                 (168,000)
Accounts Receivable (Net)                                                 2,086,818


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------              Reporting Period: 12/18/00-1/31/01
        Debtor
                                     DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X

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                                                                      FORM MOR-5
                                                                          (9/99)